UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SAMPLE-LTR Dear Fellow Stockholder: We are pleased to inform you that we are now preparing for our upcoming Special Meeting of Stockholders, which will be held on August 8, 2024. We must successfully complete this year’s Special Meeting of Stockholders proxy process in advance of the date of the meeting in order to not adjourn the Special Meeting of Stockholders. Enclosed are the proxy materials specific to the special meeting. Please review them carefully. Please respond to the proxy solicitation by voting in favor of the proposal described in the proxy materials by calling 1-877-864-5060. Failure to obtain the required votes for all of the proposals will cause the meeting to be adjourned until all voting requirements are met. SPECIAL MEETING PROXY MATERIAL ENCLOSED - YOUR VOTE IS NEEDED! THREE WAYS TO VOTE ONLINE PHONE MAIL WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided.

IMPORTANT SPECIAL MEETING DOCUMENTS ENCLOSED SAMPLE-EPB

Special Meeting proxy materials enclosed – Authorize your proxy today. The Special Meeting of Stockholders will be held on August 8, 2024. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTORIZE YOUR PROXY 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE

GO VOTE IMPORTANT SPECIAL MEETING DOCUMENTS ENCLOSED SAMPLE-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

© 2015 | 2 Information is Coming

© 2015 | 3 Your Vote is Needed

© 2015 | 4 Display

Our records indicate that you have not yet voted your shares. The Special Meeting of Stockholders will be held on August 8, 2024. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE